IMPORTANT NOTICE
PLEASE READ IMMEDIATELY




                    HAWAIIAN TAX-FREE TRUST
      380 Madison Avenue, Suite 2300, New York, N Y 10017
                  NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD
                      ON OCTOBER 29, 1999


TO SHAREHOLDERS OF THE TRUST:

The  purpose  of  this Notice is to advise  you  that  an  Annual
Meeting  of  the  Shareholders of Hawaiian  Tax-Free  Trust  (the
"Trust") will be held:

Place:    (a)  at the Ala Moana Hotel, Hibiscus Ballroom,
410 Atkinson Drive, Honolulu, Hawaii;


Time:          (b)  on October 29, 1999
               at 10:00 a.m. local time;

Purposes: (c)  for the following purposes:

                          (i)  to  elect  eleven  Trustees;  each
               Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

                          (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending
               March 31, 2000 (Proposal No. 1); and

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                          (iii)  to  act  upon any other  matters
               which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August 5, 1999 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





September 15, 1999


                     HAWAIIAN TAX-FREE TRUST
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        PROXY STATEMENT

                          INTRODUCTION

      The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-228-4227 toll-free or 212-697-6666.

     The Trust's organizer and Administrator (the
"Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Pacific Century Trust, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

     This Notice and Proxy Statement are first being mailed on or about September 15, 1999.

     You can vote in three ways:

     Proxy Ballot

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

      As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

     You can vote your shares by telephone. You should first read the Proxy Statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

      You can vote your shares by the Internet. You should first read the Proxy Statement. To vote, contact the Trust at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, do not return the proxy card by mail.

      You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Trust's internet address above, entering your 12-digit control number and revoking your previous vote.

      Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

      The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

      On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.25; Class C Shares, $11.24; and Class Y Shares, $11.26. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

      On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 41,849,503; Class C Shares, 450,345; and Class Y Shares, 304,182.

       Of the shares of the Trust outstanding on the record date Of the shares of the Trust outstanding on the record date, Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, FL held of record 7,296,507 Class A Shares (13.3% of the class) and 309,415 Class C Shares (28.3% of the class) and BHC Securities Inc., 2005 Market Street, Philadelphia, PA held of record 7,296,507 Class A Shares (7.7% of the class).On the basis of information received from the holders, the Trust's management believes that all of the shares indicated are held for the benefit of clients. . Martha N. Steele, Trustee of the Martha San Nicholas Steele Declaration of Trust, Honolulu, Hawaii held of record 143,224 Class Y Shares (46.9% of the class), James D. McDowell, Haiku, Hawaii held of record 23,772 Class Y Shares
(7.8% of the class); and L.T. Miccio and B.A. Annis, Trustees, Honolulu, Hawaii, held of record 28,861 Class Y Shares (9.5% of the class); L.T. Miccio, Trustee, held of record 35,544 Class Y Shares (11.6% of the class). The Trust's management is not aware of any other person who beneficially owned 5% or more of its outstanding shares on such date.

                      ELECTION OF TRUSTEES

          At the Meeting, eleven Trustees are to be elected.
Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees, and were previously elected by the shareholders at the annual meeting of the Trust held on September 10, 1998. Mr. Herrmann, Mr. Cole and Mr. Courtney have been Trustees since the beginning of the Trust's operations in February 1985. Mr. Carlson has been a Trustee since 1987, and Mr. Alden, since 1989. Messrs. Gushman, Hong, Philpotts, Okata and Stender have been Trustees since 1992. Each of the Trustees holds the same positions with the Pacific Capital Funds of Cash Assets Trust: Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust, money market fund portfolios having the same Adviser and Administrator as the Trust. The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Shares are given to the nearest full share. All shares are Class A Shares unless otherwise indicated. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. In the table below and elsewhere in this Proxy Statement, Aquila Management Corporation, the Trust's founder and Administrator, is referred to as the "Administrator" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a Director, officer and shareholder of the Distributor. Mr. Philpotts is an interested person of the Trust as a shareholder of the Adviser's corporate parent. They are so designated by an asterisk. (See "Other Information," below for a description of certain agreements among them and the Trust, including provisions about persons suggested by them to be Trustees.)

     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, are together with Capital Cash Management Trust ("CCMT") called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust (this Trust), Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

      Described in the following material are the name, positions with the Trust, age as of the record date and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Lacy B. Herrmann*   Chairman  Founder and Chairman of
380 Madison Avenue  of the    the Board of Aquila
New York, New York  Board of  Management Corporation,
10017               Trustees  the sponsoring organization
Age: 70                       and Manager or Administrator and/or
         Shares owned: 939 (1)         Adviser or Sub-Adviser to the
                              Aquila Money Market Funds, the
                              Aquila Bond Funds and the Aquila
                              Equity Funds, and founder, Chairman
                              of the Board of Trustees and
                              (currently or until 1998) President
                              of each since its establishment,
                              beginning in 1984; Director of
                              Aquila Distributors, Inc.,
                              distributor of the above funds,
                              since 1981 and formerly Vice
                              President or Secretary, 1981-1998;
                              President and a Director of STCM
                              Management Company, Inc., sponsor
                              and sub-adviser to CCMT; Founder
                              and Chairman of several other money
                              market funds; Director or Trustee
                              of OCC Cash Reserves, Inc. and
                              Quest For Value Accumulation Trust,
                              and Director or Trustee of
                              Oppenheimer Quest Value Fund, Inc.,
                              Oppenheimer Quest Global Value
                              Fund, Inc. and Oppenheimer
                              Rochester Group of Funds, each of
                              which is an open-end investment
                              company; Trustee of Brown
                              University, 1990-1996 and currently
                              Trustee Emeritus; actively involved
                              for many years in leadership roles
                              with university, school and
                              charitable organizations.

(1) Held of record by the Administrator.


Vernon R. Alden     Trustee   Director of Sonesta
20 Park Plaza                 International Hotels
Suite 1010                    Corporation, Boston, General
Boston,                       Independent Partner of
Massachusetts 02116           the Merrill Lynch-Lee Funds;
Age: 76                       Former Director of Colgate-
Shares owned: 185                       Palmolive Company,
                              Digital Equipment Corporation,
                              Intermet Corporation, The McGraw-
                              Hill and The Mead Corporation;
                              Chairman of the Board and Executive
                              Committee of The Boston Company,
                              Inc., a financial services company,
                              1969-1978; Trustee of Tax-Free
                              Trust of Oregon since 1988, of
                              Hawaiian Tax-Free Trust (this
                              Trust), Pacific Capital Cash Assets
                              Trust, Pacific Capital Tax-Free
                              Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1989, of
                              Cascades Cash Fund, 1989-1994, of
                              Narragansett Insured Tax-Free
                              Income Fund since 1992, and of
                              Aquila Cascadia Equity Fund since
                              1996; Associate Dean and member of
                              the faculty of Harvard University
                              Graduate School of Business
                              Administration, 1951-1962; member
                              of the faculty and Program Director
                              of Harvard Business School -
                              University of Hawaii Advanced
                              Management Program, summer of 1959
                              and 1960; President of Ohio
                              University, 1962-1969; Chairman of
                              The Japan Society of Boston, Inc.,
                              and member of several Japan-related
                              advisory councils; Chairman of the
                              Massachusetts Business Development
                              Council and the Massachusetts
                              Foreign Business Council, 1978-
                              1983; Trustee Emeritus, Boston
                              Symphony Orchestra; Chairman of the
                              Massachusetts Council on the Arts
                              and Humanities, 1972-1984; Member
                              of the Board of Fellows of Brown
                              University, 1969-1986; Trustee of
                              various other cultural and
                              educational organizations; Honorary
                              Consul General of the Royal Kingdom
                              of Thailand; Received decorations
                              from the Emperor of Japan (1986)
                              and the King of Thailand (1996 and
                              1997).

Arthur K. Carlson   Trustee   Retired; Advisory Director
8702 North Via La Serena      of the Renaissance Companies
Paradise Valley, Arizona      (design and construction
85253                         companies of commercial,
Age: 77                                           industrial and
                              upscale residential
Shares owned: 1,086 (2)            properties) since 1996; Senior
                              Vice President and Manager of the
                              Trust Division of The Valley
                              National Bank of Arizona, 1977-
                              1987; Trustee of Tax-Free Fund of
                              Colorado, Hawaiian Tax-Free Trust
                              (this Trust), Tax-Free Trust of
                              Arizona and Pacific Capital Cash
                              Assets Trust since 1987, of Pacific
                              Capital Tax-Free Cash Assets Trust
                              and Pacific Capital U.S. Government
                              Securities Cash Assets Trust since
                              1988 and of Aquila Rocky Mountain
                              Equity Fund since 1993; previously
                              Vice President of Investment
                              Research at Citibank, New York
                              City, and prior to that Vice
                              President and Director of
                              Investment Research of Irving Trust
                              Company, New York City; past
                              President of The New York Society
                              of Security Analysts and currently
                              a member of the Phoenix Society of
                              Financial Analysts; formerly
                              Director of the Financial Analysts
                              Federation; past Chairman of the
                              Board and past Director of Mercy
                              Healthcare of Arizona, Phoenix,
                              Arizona; Director of St. Joseph's
                              Hospital Foundation since 1996 and
                              Director of Northern Arizona
                              University Foundation since 1990,
                              present or formerly an officer
                              and/or director of various other
                              community and professional
                              organizations.

  (1)  Held in street name.


William M. Cole Trustee       President of Cole
852 Ramapo Way                International,
Westfield, New Jersey         Inc., financial and
07090                         shipping consultants,
Age: 68                                           since 1974;
                              President of Cole
Shares owned: 84                        Associates, shopping
                              center and real estate developers,
                              1974-1976; President of Seatrain
                              Lines, Inc., 1970-1974; former
                              General Partner of Jones &
                              Thompson, international shipping
                              brokers; Trustee of Pacific Capital
                              Cash Assets Trust since 1984, of
                              Hawaiian Tax-Free Trust (this
                              Trust) since 1985, of Tax-Free Fund
                              of Colorado since 1987 and of
                              Pacific Capital Tax-Free Cash
                              Assets Trust and Pacific Capital
                              U.S. Government Securities Cash
                              Assets Trust since 1988; Chairman
                              of Cole Group, a financial
                              consulting and real estate firm,
                              since 1985.

Thomas W. Courtney  Trustee   President of Courtney
P.O. Box 8186                 Associates, Inc., a venture Naples,
Florida 33941                 capital firm, since 1988;
Age: 65                                           General Partner
                              of Trivest Venture
Shares owned: 1,759                     Fund, 1983-1988;
                              President of Federated Investment
                              counseling Inc., 1975-1982;
                              President of Boston Company
                              Institutional Investors, Inc., 1970-
                              1975; formerly a Director of the
                              Financial Analysts Federation;
                              Trustee of Hawaiian Tax-Free Trust
                              (this Trust) and Pacific Capital
                              Cash Assets Trust since 1984, of
                              Tax-Free Trust of Arizona since
                              1986 and of Pacific Capital Tax-
                              Free Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1988;
                              Trustee of numerous Oppenheimer
                              Capital and Oppenheimer Management
                              Funds.

Richard W. Gushman II Trustee President and Chief
700 Bishop Street             Executive Officer of
Suite 222                     OKOA, INC., a private
Honolulu, Hawaii 96813        Hawaii corporation
Age: 53                                           involved in
                              real estate; adviser to
Shares owned: 689                       RAMPAC, Inc., a wholly
                              owned subsidiary of the Bank of
                              Hawaii, involved with commercial
                              real estate finance; Trustee of
                              Hawaiian Tax-Free Trust (this
                              Trust) since 1992 and of Pacific
                              Capital Cash Assets Trust, Pacific
                              Capital Tax-Free Cash Assets Trust
                              and Pacific Capital U.S. Government
                              Securities Cash Assets Trust since
                              1993; Trustee of Pacific Capital
                              Funds, which includes bond and
                              stock funds, since 1993; Trustee of
                              the University of Hawaii Foundation
                              and of Hawaii Pacific University;
                              Member of the Boards of Aloha
                              United Way, Boys and Girls Club of
                              Honolulu and Oceanic Cablevision,
                              Inc.

Stanley W. Hong     Trustee   President and Chief
4976 Poola Street             Executive Officer
Honolulu, Hawaii 96821        of The Chamber of
Age: 63                                           Commerce of
                              Hawaii since 1996;
Shares owned: 1,196 (3)            Business consultant since
                              1994; Senior Vice President of
                              McCormack Properties, Ltd., 1993-
                              1994; President and Chief Executive
                              of the Hawaii Visitors Bureau, 1984-
                              1993; Vice President, General
                              Counsel and Corporate Secretary at
                              Theo, Davies & Co., Ltd., a
                              multiple business company, 1973-
                              1984; formerly Legislative
                              Assistant to U.S. Senator Hiram L.
                              Fong; member of the Boards of
                              Directors of several community
                              organizations; Trustee of Hawaiian
                              Tax-Free Trust (this Trust) since
                              1992 and of Pacific Capital Cash
                              Assets Trust, Pacific Capital Tax-
                              Free Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1993;
                              Trustee of Pacific Capital Funds,
                              which includes bond and stock
                              funds, since 1993; Director of
                              Capital Investment of Hawaii, Inc.
                              since 1995 (Real Estate and
                              Wholesale Bakery); Director,
                              Central Pacific Bank since 1985;
                              Trustee of Nature Conservancy of
                              Hawaii since 1990; Regent of
                              Chaminade University of Honolulu
                              since 1990.

(3) Held in the name of his wife.


Theodore T. Mason   Trustee   Managing Director of
26 Circle Drive,              EastWind Power
New York 10706                Partners, Ltd. since
Age: 63                                           1994; Hastings-
                              on-Hudson, Second
Shares owned: 832                       Vice President, Alumni
                              Association, SUNY Maritime College
                              1998; Director for the same
                              organization, 1997; Director of
                              Cogeneration Development of
                              Willamette Industries, Inc., a
                              forest products company, 1991-1993;
                              Vice President of Corporate
                              Development of Penntech Papers,
                              Inc., 1978-1991; Vice President of
                              Capital Projects for the same
                              company, 1977-1978; Vice Chairman
                              of the Board of Trustees of CCMT
                              since 1981; Trustee and Vice
                              President, 1976-1981, and formerly
                              Director of its predecessor;
                              Director of STCM Management
                              Company, Inc.; Vice Chairman of the
                              Board of Trustees and Trustee of
                              Prime Cash Fund (which is inactive)
                              since 1982; Trustee of Short Term
                              Asset Reserves, 1984-1986 and 1989-
                              1996, of Hawaiian Tax-Free Trust
                              (this Trust) and Pacific Capital
                              Cash Assets Trust since 1984, of
                              Churchill Cash Reserves Trust since
                              1985, of Pacific Capital Tax-Free
                              Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1988 and of
                              Churchill Tax-Free Fund of Kentucky
                              since 1992; Vice President and
                              Trustee of Oxford Cash Management
                              Fund, 1983-1989; Vice President of
                              Trinity Liquid Assets Trust, 1983-
                              1985; President and Director of Ted
                              Mason Venture Associates, Inc., a
                              venture capital consulting firm,
                              1972-1980; Advisor to the
                              Commander, U.S. Maritime Defense
                              Zone Atlantic, 1984-1988; National
                              Vice President, Surface/Subsurface,
                              Naval Reserve Association, 1985-
                              1987; National Vice President,
                              Budget and Finance, for the same
                              Association, 1983-1985; Commanding
                              Officer of four Naval Reserve
                              Units, 1974-1985; Captain, USNR,
                              1978-1988.

Russell K. Okata    Trustee   Executive Director, Hawaii
888 Miliani Street            Government Employees
Suite 601,                    Association AFSCME
Honolulu, Hawaii 96813-298    Local 152, AFL-CIO;
Age: 55                                           Trustee of
                              Hawaiian Tax-Free Trust
Shares owned: 623 (4)              (this Trust) since 1992 and of
                              Pacific Capital Cash Assets Trust,
                              Pacific Capital Tax-Free Cash
                              Assets Trust and Pacific Capital
                              U.S. Government Securities Cash
                              Assets Trust since 1993; Trustee of
                              Pacific Capital Funds, which
                              includes bond and stock funds,
                              since 1993; Chairman of the Royal
                              State Insurance Group since 1988;
                              Trustee of the Blood Bank of Hawaii
                              since 1975 (Chair 1982-1984);
                              International Vice President of the
                              American Federation of State,
                              Country and Municipal Employees,
                              AFL-CIO since 1981; Director of the
                              Rehabilitation Hospital of the
                              Pacific since 1981; Trustee of the
                              Public Schools of Hawaii Foundation
                              since 1986; Member of the Judicial
                              Council of Hawaii since 1987; and
                              1997 chair of the Hawaii Community
                              Foundation.

(4) Held jointly with his wife.


Douglas Philpotts*  Trustee   Retired; Director of
P.O. Box 3170                 Financial Plaza of the
Honolulu, Hawaii 96802        Pacific Hawaiian  Trust
Age: 67                                           Company,
                              Limited 1986-1997;
Shares owned: 994 (5)              Chairman of the Board, 1992-
                              1994 and President, 1986-
                              1992;Director of Victoria Ward,
                              Limited; Trustee of Pacific Capital
                              Cash Assets Trust, Pacific Capital
                              Tax-Free Cash Assets Trust, Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust and Hawaiian Tax-
                              Free Trust (this Trust) since 1992;
                              Trustee of Pacific Capital Funds,
                              which includes bond and stock
                              funds, since 1993; Trustee of the
                              Strong Foundation; present or
                              former director or trustee of a
                              number of civic and charitable
                              organizations in Hawaii.

(5) Held as trustee of a personal trust.

Oswald K. Stender   Trustee   Director of Hawaiian
P. O. Box 3466                Electric Industries,
Honolulu, Hawaii 96801        Inc., a public utility
Age:67                                            holding
                              company, since 1993;
Shares owned: 546                       Trustee of the Bernice
                              Pauahi Bishop Estate 1990- 1999;
                              Senior Advisor to the Trustees of
                              The Estate of James Campbell, 1987-
                              1989 and Chief Executive Officer,
                              1976-1988; Director of several
                              housing and real estate
                              associations; Director, member or
                              trustee of several community
                              organizations; Trustee of Hawaiian
                              Tax-Free Trust (this Trust) since
                              1992 and of Pacific Capital Cash
                              Assets Trust, Pacific Capital Tax-
                              Free Cash Assets Trust and Pacific
                              Capital U.S. Government Securities
                              Cash Assets Trust since 1993;
                              Trustee of Pacific Capital Funds,
                              which includes bond and stock
                              funds, since 1993.

Diana P. Herrmann, President  President and Chief
380 Madison Avenue            Operating Officer of the
New York, New York            Administrator since
10017                         since 1997, a Director since
Age: 41                                           1984, Secretary
                              since 1986 and previously its
                              Executive Vice President, Senior
                              Vice President or Vice President,
                              1986-1997; President of various
                              Aquila Bond and Money-Market Funds
                              since 1998; Assistant Vice
                              President, Vice President, Senior
                              Vice President or Executive Vice
                              President of Aquila Money-Market,
                              Bond and Equity Funds since 1986;
                              Trustee of a number of Aquila Money-
                              Market, Bond and Equity Funds since
                              1995; Trustee of Reserve Money-
                              Market Funds since 1999 and Reserve
                              Private Equity Series since 1998;
                              Assistant Vice President and
                              formerly Loan Officer of European
                              American Bank, 1981-1986; daughter
                              of the Trust's Chairman; Trustee of
                              the Leopold Schepp Foundation
                              (academic scholarships) since 1995;
                              actively involved in mutual fund
                              and trade associations and in
                              college and other volunteer
                              organizations.

Sherri Foster       Vice      Senior Vice President of
100 Ridge Road      President Hawaiian Tax-Free
Suite 1813-15                 Trust (this Trust) since 1993,
Lahaina, Hawaii 96761         President, Vice
Age:                          49                       President,
                              1988-1992 and Assistant Vice
                              President, 1985-1988; Assistant
                              Vice President of Pacific Capital
                              Cash Assets Trust since 1985 and of
                              Pacific Capital Tax-Free Cash
                              Assets Trust and Pacific Capital
                              U.S. Government Securities Cash
                              Assets Trust since 1988; Vice
                              President of Aquila Cascadia Equity
                              Fund since 1998; Registered
                              Representative of the Distributor
                              since 1985; Realtor-Associate of
                              Tom Soeten Realty; Sherian Bender
                              Realty, successor to John Wilson
                              Enterprises, 1983-1998; Executive
                              Secretary of the Hyatt Regency,
                              Maui, 1981-1983.

Stephen J. Caridi   Vice      Vice President of the
380 Madison Avenue  President Distributor since 1995,
New York 10017                Assistant Vice President,
Age: 38                                           1988-1995,
                              Marketing Associate, 1986-1988;
                              Vice President of Hawaiian Tax-Free
                              Trust (this Trust) since 1998;
                              Senior Vice President of
                              Narragansett Insured Tax-Free
                              Income Fund since 1998, Vice
                              President since 1996; Assistant
                              Vice President of Tax-Free Fund For
                              Utah since 1993; Mutual Funds
                              Coordinator of Prudential Bache
                              Securities, 1984-1986; Account
                              Representative of Astoria Federal
                              Savings and Loan Association, 1979-
                              1984.

Rose F. Marotta     Chief     Chief Financial Officer
380 Madison Avenue  Financial of the Aquila Money-
New York, New York  Officer   Market, Bond and Equity
10017                         Funds since 1991 and
Age: 74                                           Treasurer, 1981-
                              1991; formerly Treasurer of the
                              predecessor of CCMT; Treasurer and
                              Director of STCM Management
                              Company, Inc., since 1974;
                              Treasurer of Trinity Liquid Assets
                              Trust, 1982-1986 and of Oxford Cash
                              Management Fund, 1982-1988;
                              Treasurer of InCap Management
                              Corporation since 1982, of the
                              Administrator since 1984 and of the
                              Distributor since 1985.

Richard F. West     Treasurer Treasurer of the Aquila Money-
Market, Bond and Equity Funds
380 Madison Avenue            and of Aquila Distributors,
New York, New York 10017           Inc. since 1992; Associate
                              Director
Age: 63                                           of Furman Selz
                              Incorporated, 1991-1992; Vice
                              President of Scudder, Stevens &
                              Clark, Inc. and Treasurer of
                              Scudder Institutional Funds, 1989-
                              1991; Vice President of Lazard
                              Freres Institutional Funds Group,
                              Treasurer of Lazard Freres Group of
                              Investment Companies and HT Insight
                              Funds, Inc., 1986-1988; Vice
                              President of Lehman Management Co.,
                              Inc. and Assistant Treasurer of
                              Lehman Money Market Funds, 1981-
                              1985; Controller of Seligman Group
                              of Investment Companies, 1960-1980.

Edward M. W. Hines  Secretary Partner of Hollyer Brady
551 Fifth Avenue              Smith Troxell Barrett
New York, New York 10176      Rockett Hines & Mone
Age: 59                       LLP, attorneys, since
                              1989 and counsel, 1987-1989;
                              Secretary of the Aquila Money-
                              Market, Bond and Equity Funds since
                              1982; Secretary of Trinity Liquid
                              Assets Trust, 1982-1985 and Trustee
                              of that Trust, 1985-1986; Secretary
                              of Oxford Cash Management Fund,
                              1982-1988.

John M. Herndon     Assistant Assistant Secretary of
380 Madison Avenue  Secretary the Aquila Money-Market,
New York, New York            Bond and Equity Funds
10017                                             since 1995 and
                              Vice
Age: 59                                           President of
                              the Aquila Money-Market Funds since
                              1990; Vice President of the
                              Administrator since 1990;
                              Investment Services Consultant and
                              Bank Services Executive of Wright
                              Investors' Service, a registered
                              investment adviser, 1983-1989;
                              Member of the American Finance
                              Association, the Western Finance
                              Association and the Society of
                              Quantitative Analysts.


      The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Administrator or the Adviser. For its fiscal year ended March 31, 1999 the Trust paid a total of $169,327 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

      The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other Trusts in the Aquila group.


                                   Compensation   Number of
                                   from all       boards on
                    Compensation   Trusts in the  which the
                    from the       Aquilasm       Trustee
Name                          Trust                         Group
serves


Vernon R.
Alden           $14,495            $50,188             7

Arthur K.
Carlson         $15,313            $54,795             7

William M.
Cole            $14,902            $42,515             5

Thomas W.
Courtney        $15,585            $47,855             5

Richard W.
Gushman, II     $14,593            $35,058             4


Stanley W.
Hong            $14,063            $36,605             4

Theodore T.
Mason           $14,414            $47,453             8

Russell K.
Okata           $13,617            $34,961             4

Douglas
Philpotts       $12,767            $30,597             4

Oswald K.
Stender         $14,321            $34,500             4


     Certain Trustees are also trustees of the funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser. During the calendar year 1998, these funds paid the following Trustees the amounts listed: Mr. Gushman, $18,500; Mr. Hong, $18,500; Mr. Okata, $18,500; Mr. Philpotts,
$16,000; and Mr. Stender, $16,000.

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Administrator is manager or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 1999, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. For the Trust's fiscal year ended March 31, 1999, $912,501 and $1,694,655 respectively were paid to the Adviser and Administrator.

     During the fiscal year ended March 31, 1999, $1,282,269 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients. Of that amount, $70,253 was paid to the Distributor. During the same period $63,590 was paid to Qualified Recipients under Part II of the Plan with respect to the Trust's Class C Shares, of which $24,017 was retained by the Distributor.

      The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by an officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held two meetings during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                   RATIFICATION OR REJECTION
                        OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

      KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending March 31, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Administrator or the Trust's Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                           RECEIPT OF
                     SHAREHOLDER PROPOSALS

      Under  the  proxy  rules  of the  Securities  and  Exchange
Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

      The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares, which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                    HAWAIIAN TAX-FREE TRUST

          PROXY FOR SHAREHOLDERS MEETING OCTOBER 29, 1999
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of HAWAIIAN TAX-FREE TRUST (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Friday, October 29, 1999 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii; at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

     Telephone Voting (Touch-tone only)

      You can vote you shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

      You can vote your shares by the internet. Read the proxy statement. To vote, contact the Trust at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card Voting

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.

      As to any other matter said attorneys shall vote in accordance with their best judgment.

     Annual Meeting Attendance

       We   encourage  you  to  attend  the  Annual  Meeting   of
Shareholders. If you can join us on October 29, please call us at 1-800-228-4227, e-mail us at info@aquilafunds.com or mail the planning card back to us along with your proxy vote.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

HAWAIIAN TAX-FREE TRUST
     For  address changes and/or comments, please check this  box
     and write them on the back where indicated.            __
                                                       [__]

     Vote on Trustees

     2. Election of Trustees.

     1)  Lacy  B.  Herrmann; 2) Vernon R.  Alden;  3)  Arthur  K.
     Carlson; 4) William M. Cole; 5) Thomas W. Courtney; 6) Richard W. Gushman, II; 7) Stanley W. Hong; 8) Theodore T. Mason; 9)Russell K. Okata; 10)Douglas Philpotts; 11) Oswald
     K. Stender
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

________________

Vote on Proposals

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)
               __             __            __
          FOR [__]  AGAINST  [__]  ABSTAIN [__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)